UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23431

Emles Trust

(Exact name of registrant as specified in charter)

5323 Anita Street, Dallas TX 75206

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:     833-673-2661

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

2022 ANNUAL REPORT

Emles Trust

Emles Alpha Opportunities ETF (EOPS)

Emles Federal Contractors ETF (FEDX)

Emles Luxury Goods ETF (LUXE)

Emles Made in America ETF (AMER)

Emles Real Estate Credit ETF (REC)

Emles @Home ETF (LIV)

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

www.emles.com

Dear Shareholder,

Writing this piece now in 2022 reminds me of many of the challenges we have endured since my last outreach to you. While circumstances have adapted and we, as a society, have found ways to move forward, it has also been fraught with challenges; shortages of COVID-19 tests and indoor gatherings proved to be the perfect recipe for spikes in infection – even among the vaccinated. And yet, at the same time, we continue to find ways to deal with the pandemic and move forward even in the face of spreading infection and spiking rates.

Since February of this year, the world watched in horror as Russia’s invasion of Ukraine was met with both strong resistance and utter dismay as global supply chains came under increasing pressure to provide food and energy to Europe and the greater world. Here at Emles, we supported the Ukrainian Red Cross efforts through a campaign of donating a matching amount for creations received on the fund range for several months.

These events, and others, serve as a backdrop to the current financial condition we find ourselves in. Rate hikes, record inflation, and two consecutive quarters of negative growth have economists continuing to debate whether we have officially entered a recession.

Despite the economic and geopolitical challenges of the first half of the year, our funds have generally displayed resilience relative to their benchmarks over the last year1.

The armed conflict in Europe has certainly not slowed the rate of spend or focus on defense spending. Since its inception2, the Emles Federal Contractors ETF (FEDX) has returned 11.67% on a net asset value basis through June 30, 2022, helped by sentiment-driven price performance outpacing the earnings of those companies & top allocations to blue-chip aerospace & defense names which benefitted from the above mentioned global tension. Names in defense such as Northrop Grumman and General Dynamics Corp contributed to the performance of the Fund. FEDX has returned 0.57% on a net asset value basis for the one-year period ended June 30, 2022 compared to the Emles Federal Contractors Index, which returned 0.99% for the same period. This gap of 0.42% can be principally attributed to such factors as the total expense ratio (TER) of the fund, distribution payments and cash drag, as applicable.

The geopolitical unrest also presents an opportunity for domestic-based and operating companies as consumers look to localized supply chains. The Fund has benefitted from a credible and visible push to re-establish these national supply chains over international delivery mechanisms which has led to increased US manufacturing numbers. Efforts by the White House, Congress, and the Federal Reserve to temper inflation may bode well for the Emles Made In America ETF (AMER) as progress is made towards lowering the cost of goods sold and onshoring high-capacity manufacturing. Since its inception2, AMER has returned 12.93% on a net asset value basis through June 30, 2022. Fund names such as Northrop Grumman and General Dynamics helped to contribute positively to performance due to their focus on defense. AMER has returned -3.38% on a net asset value basis for the one-year period ended June 30, 2022 compared to the Emles American Manufacturing Index, which returned -3.08% for the same period. This gap of 0.30% can be principally attributed to such factors as the TER of the fund, distribution payments and cash drag, as applicable.

www.emles.com

The return to “a new normal” post Covid-19 pandemic, coupled with rising interest rates, has had an impact on the companies that form the portfolio within the Emles @Home ETF (LIV). Since its inception2, LIV has returned -19.00% on a net asset value basis through June 30, 2022. LIV has returned -37.24% on a net asset value basis for the one-year period ended June 30, 2022 compared to the Emles Home Lifestyle Index, which returned -36.71% for the same period. This gap of 0.52% can be principally attributed to such factors as the TER of the fund, distribution payments and cash drag, as applicable. While the theme of home-based activities is an enduring one, it is clear how both social trends plus the macroeconomic environment can influence the performance of companies levered to the theme. For this reason, the Fund experienced some performance gains from names such as Sanderson Farms and Hewlett Packard but experienced headwinds in such names as PayPal Holdings and Peleton Interactive as these names came under increased scrutiny from an investment thesis perspective and looking through the lens of further Federal Reserve interest rate increases.

The luxury goods space has also suffered in 2022 as part of a cyclical downturn in the consumer discretionary sector. With macroeconomic influences weighing heavily on the consumer, there are two schools of thought in relation to this area; one thought is that the luxury goods space is impervious to factors such as rising rates and inflation, or at the very least, somewhat insulated. The other view is that it will be impacted heavily due to its discretionary nature. Since its inception3, the Emles Luxury Goods ETF (LUXE) has returned -8.31% on a net asset value basis through June 30, 2022. In the period, names such as Essilor Luxottica and Chow Tai Fook Jewellery Group helped to provide some performance gains. LUXE has returned -30.94% on a net asset value basis for the one-year period ended June 30, 2022 compared to the Emles Global Luxury 50 Index, which returned -30.75% for the same period. This gap of 0.19% can be principally attributed to such factors as the TER of the Fund, distribution payments and cash drag, as applicable.

The Emles Real Estate Credit ETF (REC) is heavily influenced by both real estate performance and interest rate movements, and credit spreads have widened from less than 100 basis points to 150 basis points or more in the period. The yield may well prove more attractive to investors when compared to last year, but that will depend on the Federal Reserve and its struggle to balance inflation with economic growth. Since its inception2, REC has returned -6.82% on a net asset value basis through June 30, 2022. For the period in question, the predominant factors influencing performance were both real estate performance broadly and interest rate movements, with credit spreads having widened from less than 100 basis points to 150 basis points or more in the period. REC has returned -13.21% on a net asset value basis for the one-year period ended June 30, 2022 compared to the Solactive U.S. Real Estate Bond Index, which returned -12.77% for the same period. This gap of 0.44% can be principally attributed to such factors as the TER of the Fund, distribution payments, index sampling and cash drag, as applicable.

Our active strategy, the Emles Alpha Opportunities ETF (EOPS) had a number of headwinds during the period. Anticipated catalyst events in certain security names did not materialize such as Lions Gate Entertainment and Kohl’s Corp and valuations in small/midcap value orientated companies compressed to historically low levels. The result was a return since inception4 of -36.13% on a net asset value basis through June 30, 2022. EOPS has returned -38.83% on a net asset value basis for the one-year period ended June 30, 2022. With an overweighting to the consumer discretionary sector that has experienced significant price depreciation and price multiple compression, there is an opportunity for those names to generate upside relative to names that have less negative sentiment priced in.

www.emles.com

Looking ahead, we expect recession risks, rising inflation, and increased interest rates may continue to impact markets as the Federal Reserve tries to deliver a “soft landing” in the face of a narrowing and shortening landing strip.

Our team is dedicated to finding opportunities in this challenging environment and our strategies are designed to provide thoughtful positionings and opportunities.

Thank you for your continued support and trust in our products.

Gabriel Hammond

Chief Executive Officer

Emles Advisors

[1]	Please see the following pages for fund-specific performance
[2]	Inception dates as of October 14, 2020
[3]	Inception date as of November 24, 2020
[4]	Inception date as of June 9, 2021

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call +1 (833) 673-2661 or visit the Fund’s website at www.emles.com.

www.emles.com

Fund Performance (Unaudited)	(As of June 30, 2022)

EOPS – Emles Alpha Opportunities ETF

Emles Alpha Opportunities ETF (EOPS) seeks to maximize total return, with capital preservation as a secondary goal.

●	The Fund NAV returned -38.83% over the period, experiencing some economic headwinds that contributed to catalyst events not materializing and valuation compression across small and mid-cap companies in the portfolio.

●	The portfolio is a long-short, value-contrarian approach, with current positions in lower-valuation sectors such as hardlines/specialty retailers such as The Children’s Place, Inc., Signet Jewelers Limited & Kohls Corp, and industrials/cyclicals such as Thor Industries Inc., Camping World Holdings, Inc., Lazydays Holdings & Fluor Corp. The portfolio is usually constructed of securities at a significant discount to broader market multiples.

●	Top contributors to Fund performance were Ironnet Warrants and Fluor Corp with 2.19% and 1.24% position-weighted returns respectively. The Children’s Place and Lazydays Holdings led losses with -7.12% and -4.06% position-weighted returns.

●	The focus is on stocks and sectors that are out of favor or in the penalty box, to play for a reversion to the mean as earnings and valuations re-rate higher. With an overweighting to the consumer discretionary sector that has experienced significant price depreciation and price multiple compression, there is an opportunity for those names to generate upside relative to names that have less negative sentiment priced in.

●	While the Fund is generally long-biased (benchmarked to the Russell 2000 Index), EOPS has the flexibility to be short-biased in bear markets or use option overlays to hedge the portfolio. This was best demonstrated during the early days of the COVID-19 global pandemic when the strategy, in its predecessor SMA format, was net short via index puts.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
6/9/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
7,340
6,225
6,084
Emles Alpha Opportunities ETF at Net Asset Value
Emles Alpha Opportunities ETF at Market
Russell 2000 Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles Alpha Opportunities ETF (EOPS) - Total Return (at Net Asset Value)(b)	-38.83%	2.06%
Emles Alpha Opportunities ETF (EOPS) - Total Return (at Market Value)(c)	-39.16%	N/A
Russell 2000 Index(d)	-26.08%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Alpha Opportunities ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Russell 2000 Index measures the performance of 2000 small cap stocks covering a wide variety of sectors of the U.S. economy.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited)	(As of June 30, 2022)

FEDX – Emles Federal Contractors ETF

The Emles Federal Contractors ETF (FEDX) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Federal Contractors Index, an index designed to provide access to companies that have high revenue exposure to federal contracts with the U.S. government.

●	The Fund generated 0.57% NAV returns compared to index returns of 0.99% for the fiscal year ended June 30, 2022.This performance was in large part driven by top allocations to blue-chip aerospace & defense names which benefitted from global geo-political tensions in the first half of 2022. Cyclical exposure in some Industrial names restricted the portfolio performance over the period.

●	Top contributors to Fund performance were led by Northrop Grumman and General Dynamics Corp with 2.67% and 1.72% position-weighted returns respectively. Kratos Defense and Security and Emergent Biosolutions Inc. led losses with -2.09% and -2.00% position-weighted returns.

●	FEDX produced a comparable gross dividend yield (1.31%) compared to that of the S&P 500 (1.70%) for the fiscal year ended June 30, 2022, albeit somewhat lagging the yield of the prior financial year. Gross dividend yield is calculated as trailing 12-month dividend income per share divided by the last share price of the ETF on June 30, 2022.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$11,000
$13,000
$12,000
$11,000
$10,000
$9,000
12,988
12,077
11,142
10/14/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Emles Federal Contractors ETF at Net Asset Value
Emles Federal Contractors ETF at Market
Emles Federal Contractors Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles Federal Contractors ETF (FEDX) - Total Return (at Net Asset Value)(b)	0.57%	0.60%
Emles Federal Contractors ETF (FEDX) - Total Return (at Market Value)(c)	0.34%	N/A
Emles Federal Contractors Index(d)	0.99%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Federal Contractors ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Emles Federal Contractors Index is designed to provide access to companies that have high revenue exposure to federal contracts with the U.S. government. that have an overall theme of federal contracts being issued by U.S government.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited)	(As of June 30, 2022)

LUXE – Emles Luxury Goods ETF

The Emles Luxury Goods ETF (LUXE) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Global Luxury 50 Index, an index comprised of companies that substantially focus on, and significantly benefit from, the sales and consumption of luxury goods globally.

●	The Fund returned -30.94% NAV versus index returns of -30.75% for the fiscal year ended June 30, 2022. The luxury goods space has also suffered in 2022 as part of a cyclical downturn in the consumer discretionary sector.

●	With macroeconomic influences weighing heavily on the consumer, there are two schools of thought in relation to this area; one thought is that the luxury goods space is impervious to factors such as rising rates and inflation, or at the very least, somewhat insulated. The other view is that it will be impacted heavily due to its discretionary nature.

●	Top contributors to Fund performance were led by Essilor Luxottica and Chow Tai Fook Jewellery Group with 0.23% and 0.16% position-weighted returns respectively. Zalando SE and Far Fetch LTD led losses with -1.69% and -1.41% position-weighted returns.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
11/24/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
8,923
8,706
8,087
Emles Luxury Goods ETF at Net Asset Value
Emles Luxury Goods ETF at Market
Emles Global Luxury 50 Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles Luxury Goods ETF (LUXE) - Total Return (at Net Asset Value)(b)	-30.94%	0.60%
Emles Luxury Goods ETF (LUXE) - Total Return (at Market Value)(c)	-30.97%	N/A
Emles Global Luxury 50 Index(d)	-30.75%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Luxury Goods ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Emles Global Luxury 50 Index is designed to provide exposure to companies that substantially focus on, and significantly benefit from, the sales and consumption of luxury goods globally.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited)	(As of June 30, 2022)

AMER – Emles Made in America ETF

The Emles Made in America ETF (AMER) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles American Manufacturing Index, an index designed to provide exposure to U.S. equities, predominantly companies headquartered and focused on the production of goods within the U.S.

●	The Fund NAV returned -3.38% against index returns of -3.08% for the fiscal year ended June 30, 2022 as investors focus on the new administration and search for normalcy as the nation reopens.

●	Top contributors to AMER’s performance included Northrop Grumman and General Dynamics with 1.47% and 0.96% position-weighted returns respectively. Scotts Miracle Gro and Fortune Brands Home & Security led losses with -1.13% and -0.80% position-weighted returns since inception.

●	The portfolio has benefitted from a credible and visible push to re-establish national supply chains over international delivery mechanisms which has led to increased US manufacturing numbers. There have also been Federal spending Bills which have been focused on creating and improving national Infrastructure.

●	The geopolitical unrest also presents an opportunity for domestic-based and operating companies as consumers look to localized supply chains. Efforts by the White House, Congress, and the Federal Reserve to temper inflation may bode well for the portfolio names as progress is made towards lowering the cost of goods sold and onshoring high-capacity manufacturing.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$14,000
$13,000
$12,000
$11,000
$10,000
12,401
12,310
11,523
10/14/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Emles Made in America ETF at Net Asset Value
Emles Made in America ETF at Market
Emles American Manufacturing Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles Made in America ETF (AMER) - Total Return (at Net Asset Value)(b)	-3.38%	0.49%
Emles Made in America ETF (AMER) - Total Return (at Market Value)(c)	-3.65%	N/A
Emles American Manufacturing Index(d)	-3.08%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Made in America ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Emles American Manufacturing Index is designed to provide exposure to U.S. dollar-denominated equities across a number of sectors in U.S. publicly traded companies (and their subsidiaries) that have an overall manufacturing theme.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited)	(As of June 30, 2022)

REC – Emles Real Estate Credit ETF*

The Emles Real Estate Credit ETF (REC) seeks to track the price and yield performance, before fees and expenses, of the Solactive U.S. Real Estate Bond Index, a market value weighted index designed to measure the performance of corporate bonds issued by U.S. companies in the real estate sector.

●	The Fund NAV returned -13.21% versus index returns of -12.77% for the fiscal year ended June 30, 2022 amidst a volatile rate environment and elevated inflation that has persisted longer than expected. The Fund and its benchmark remain relatively overweight investment-grade credit, highlighting rate risk over spread risk as the sector remains relatively benign in terms of defaults.

●	Top contributions to Fund performance came from credit positions in Alexandria Real Estate Equities and Vereit Operating Partners with 0.02% and 0.02% exposure-weighted returns respectively. Issues from Alexandria Real Estate Equities and American Tower Corp led losses with exposure-weighted returns of -0.67% and -0.32%.

●	The Fund is heavily influenced by both real estate performance and interest rate movements, and credit spreads have widened from less than 100 basis points to 150 basis points or more in the period.

*	The Emles Real Estate Credit ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive U.S.Real Estate Bond Index (the “Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect.The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly.Irrespective of its obligations towards Emles Real Estate Credit ETF and the Trust, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Emles Real Estate Credit ETF.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$11,000
$10,000
$9,000
$8,000
8,973
8,862
8,616
10/14/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Emles Real Estate Credit ETF at Net Asset Value
Emles Real Estate Credit ETF at Market
Solactive U.S. Real Estate Bond Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles Real Estate Credit ETF (REC) - Total Return (at Net Asset Value)(b)	-13.21%	0.48%
Emles Real Estate Credit ETF (REC) - Total Return (at Market Value)(c)	-13.14%	N/A
Solactive U.S. Real Estate Bond Index(d)	-12.77%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Real Estate Credit ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Solactive U.S. Real Estate Bond Index is designed to measure the performance of corporate bonds issued by U.S. Companies in the real estate sector.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited)	(As of June 30, 2022)

LIV – Emles @Home ETF

The Emles @Home ETF (LIV) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Home Lifestyle Index, an index comprised of companies that substantially focus on, and could benefit from, the trend of increased and diverse home activities.

●	The Fund NAV returned -37.24% versus -36.71% index returns for the fiscal year ended June 30, 2022. Many of the portfolio names are growth focused and pre-profit making but with smaller market capitalizations which means they are more susceptible to the risk of rising interest rates, recession fears and ultimately price earnings corrections experienced across the growth sector.

●	Top contributors to Fund performance were led by Sanderson Farms and Hewlett Packard Enterprise with 0.45% and 0.25% position-weighted returns respectively. PayPal Holdings and Peloton Interactive led losses with -2.59% and -2.19% position-weighted returns.

●	Comprised largely of growth names, the Fund seeks to identify those companies whose future value from brand offerings represent an increasing diversification of impacts to our lives at home.

●	The names in the Fund are leveraged to the theme of being/staying/living at home and once the country started to re-open from the Covid-19 pandemic, it became clear that consumer sentiment has shifted away from those names to those that are more closely linked to moving and being physically outside of the homeplace. While the theme of home-based activities is an enduring one, it is clear how both social trends plus the macroeconomic environment can influence the performance of companies levered to the theme.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Hypothetical Growth of a $10,000 Investment (*)

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
10/14/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
7,060
6,974
6,713
Emles @Home ETF at Net Asset Value
Emles @Home ETF at Market
Emles Home Lifestyle Index

	Average Annual Total Return	Expense Ratio(a)
	1 Year	Total
Emles @Home ETF (LIV) - Total Return (at Net Asset Value)(b)	-37.24%	0.49%
Emles @Home ETF (LIV) - Total Return (at Market Value)(c)	-37.33%	N/A
Emles Home Lifestyle Index(d)	-36.71%	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles @Home ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 28, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2022 can be found in the Financial Highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The Emles Home Lifestyle Index is designed to provide exposure to U.S. dollar-denominated equities across a number of sectors in U.S. publicly traded companies(and their subsidiaries) that have an overall home-related theme.

Fund Performance (Unaudited) (continued)	(As of June 30, 2022)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Expense Examples (Unaudited)	June 30, 2022

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period ending June 30, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as commissions on trading. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in each Fund’s prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Expenses Paid During Period		Annualized Expense Ratio During Period
Emles Alpha Opportunities ETF	Actual	$1,000.00	$627.70	$8.31	(a)	2.06%
	Hypothetical	1,000.00	1,014.58	10.29	(b)	2.06
Emles Federal Contractors ETF	Actual	1,000.00	1,042.50	3.04	(a)	0.60
	Hypothetical	1,000.00	1,021.82	3.01	(b)	0.60
Emles Luxury Goods ETF	Actual	1,000.00	700.60	2.53	(a)	0.60
	Hypothetical	1,000.00	1,021.82	3.01	(b)	0.60
Emles Made in America ETF	Actual	1,000.00	902.30	2.31	(a)	0.49
	Hypothetical	1,000.00	1,022.36	2.46	(b)	0.49
Emles Real Estate Credit ETF	Actual	1,000.00	871.20	2.23	(a)	0.48
	Hypothetical	1,000.00	1,022.41	2.41	(b)	0.48
Emles @Home ETF	Actual	1,000.00	651.20	2.01	(a)	0.49
	Hypothetical	1,000.00	1,022.36	2.46	(b)	0.49

Expense Examples (Unaudited) (continued)	June 30, 2022

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average hypothetical account value over the period, multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Schedule of Investments	June 30, 2022

Emles Alpha Opportunities ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Consumer Discretionary	83.1
Communication Services	9.2
Information Technology	7.5
Financials	1.9
Consumer Staples	1.5
Real Estate	0.3
Materials	(3.9)
Industrials	(4.0)
Mutual Fund	4.4
Total	100.0

Country	Percentage of Investments (%)
United States	95.6
China	3.5
Cayman Islands	0.9
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (96.6%)

Communication Services (7.3%)
12,759	Altice USA, Inc., Class A(a)	118,021
195,285	Lions Gate Entertainment Corp., Class A(a)	1,818,103
91,990	Lions Gate Entertainment Corp., Class B(a)	812,272
		2,748,396
Consumer Discretionary (72.2%)
9,310	Alibaba Group Holding, Ltd. ADR(a)	1,058,361
7,977	Big Lots Inc.(b)	167,278
9,055	Bloomin’ Brands, Inc.	150,494
4,866	Brinker International, Inc.(a)(b)	107,198
3,622	Caesars Entertainment, Inc.(a)	138,723
117,926	Camping World Holdings, Inc., Class A(b)(c)	2,546,022
6,337	Cheesecake Factory, Inc. (The)	167,424
82,366	Children’s Place, Inc. (The)(a)(c)	3,205,684
3,037	Darden Restaurants, Inc.	343,545
3,937	Dave & Buster’s Entertainment, Inc.(a)	129,055
17,885	Dine Brands Global, Inc.(b)(c)	1,163,956
18,107	Ethan Allen Interiors, Inc.(b)	365,942
43,698	Gap, Inc. (The)(b)	360,072
1,981	Hibbett, Inc.	86,590
Shares	Security Description	Value ($)
Common Stocks (continued)

Consumer Discretionary (continued)
94,948	Kohl’s Corp.(c)	3,388,694
267,993	Lazydays Holdings, Inc.(c)	3,156,958
2,715	Lennar Corp., Class A	191,598
20,715	Macy’s, Inc.	379,499
904	Marriott International, Inc., Class A	122,953
14,734	MGM Resorts International	426,549
2,263	Mohawk Industries, Inc.(a)	280,816
14,626	Newell Brands, Inc.(c)	278,479
9,055	Nordstrom, Inc.	191,332
24,273	Party City Holdco, Inc.(a)(b)	32,040
111,639	Purple Innovation, Inc.(a)	341,615
14,410	Red Robin Gourmet Burgers, Inc.(a)	115,712
7,244	Red Rock Resorts, Inc., Class A(b)	241,660
3,426	RH(a)(b)(c)	727,203
79,755	Signet Jewelers, Ltd.(b)(c)	4,263,701
25,692	Thor Industries, Inc.(b)(c)	1,919,963
18,150	Winnebago Industries, Inc.(b)	881,364
1,811	Wynn Resorts, Ltd.(a)(b)	103,191
		27,033,671
Consumer Staples (1.2%)
11,518	Chefs’ Warehouse, Inc. (The)(a)(b)	447,935

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Alpha Opportunities ETF

Shares	Security Description	Value ($)
Common Stocks (continued)

Financials (1.7%)
24,404	Invesco, Ltd.	393,637
12,120	OppFi, Inc.(a)(b)	39,875
5,390	Wells Fargo & Co.	211,126
		644,638
Industrials (7.7%)
4,547	AAR Corp.(a)	190,246
48,987	Fluor Corp.(a)(b)(c)	1,192,344
3,349	HEICO Corp., Class A	352,918
3,120	Science Applications International Corp.	290,472
19,741	Spirit AeroSystems Holdings, Inc., Class A(c)	578,411
182	TransDigm Group, Inc.(a)	97,674
14,425	Triumph Group, Inc.(a)	191,708
		2,893,773
Information Technology (6.3%)
162,211	LGL Group, Inc. (The)(a)	2,105,499
11,770	Xerox Holdings Corp.(b)	174,785
793	Zoom Video Communications, Inc.(a)	85,620
		2,365,904
Real Estate (0.2%)
1,167	Howard Hughes Corp. (The)(a)	79,414
Total Common Stocks (Cost $34,054,887)		36,213,731

Short-Term Investment (2.7%)
926,535	Dreyfus Government Cash Management Institutional Shares 1.45%(d)	926,535
Total Short-Term Investment (Cost $926,535)		926,535

Purchased Options (1.8%)
Total Purchased Options (Cost $1,319,176)		685,240

Warrants (1.4%)
225,932	Lazydays Holdings, Inc. Exp 03/15/23	293,711
209,778	LGL Group, Inc. (The) Exp 11/17/25	101,270
426,520	OppFi, Inc. Exp 08/31/27	138,065
64,200	PMV Consumer Acquisition Corp. Exp 08/31/27	7,062
Total Warrant (Cost $1,644,313)		540,108

Total Investments (Cost $37,944,911) — 102.5%		38,365,614
Other assets in excess of liabilities — 2.5%		(864,770)
Net Assets — 100.0%		$37,500,844
(a)	Non-income producing
(b)	This security or a partial position of this security was on loan as of June 30, 2022. The total value of securities on loan as of June 30, 2022 was $3,797,652 and represents 10.1% of the Fund’s net assets.
(c)	All or a portion of this security has been segregated as collateral for derivative instruments totaling $15,832,360 and represents 42.0% of the Fund’s net assets.
(d)	The rate represents the annualized 7-day yield that was in effect on June 30, 2022.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depository Receipts

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Alpha Opportunities ETF

Shares	Security Description	Value ($)
Securities Sold Short ((22.7)%)

Exchange Traded-Fund ((1.1)%)
(6,900)	SPDR S&P Retail ETF	(401,304)

Consumer Discretionary ((6.6)%)
(3,095)	Tesla, Inc.(a)	(2,084,235)
(500)	Ulta Beauty, Inc.(a)	(192,740)
(4,400)	Wayfair, Inc., Class A(a)	(191,664)
		(2,468,639)
Financials ((0.5)%)
(4,300)	Coinbase Global, Inc., Class A(a)	(202,186)

Industrials ((10.9)%)
(2,300)	Deere & Co.	(688,781)
(1,000)	L3Harris Technologies, Inc.	(241,700)
(2,700)	Lockheed Martin Corp.	(1,160,892)
(900)	Norfolk Southern Corp.	(204,561)
(1,600)	581Northrop Grumman Corp.	(765,712)
(800)	Parker-Hannifin Corp.	(196,840)
(2,450)	Raytheon Technologies Corp.	(235,470)
(9,900)	Textron, Inc.	(604,593)
		(4,098,549)
Information Technology ((0.6)%)
(3,850)	Fortinet, Inc.(a)	(217,833)

Materials ((3.1)%)
(4,450)	CF Industries Holdings, Inc.	(381,498)
(16,400)	Mosaic Co. (The)	(774,572)
		(1,156,070)
Total Securities Sold Short (Proceeds $(9,838,458))		(8,544,581)

Written Options

Exchange-traded options

Description	Put/Call	Number of Contracts	Notional Amount ($)*	Strike Price ($)	Expiration Date	Value ($)
Kohl’s Corp.	Call	(24)	(132,000)	55.00	7/15/22	(192)
Total (Premiums Received $1,801)			(132,000)			(192)

Purchased Options

Description	Put/Call	Number of Contracts	Notional Amount ($)*	Strike Price ($)	Expiration Date	Value ($)
Alibaba Group Holding	Call	200	3,000,000	150.00	1/20/23	169,200
Alibaba Group Holding-SP ADR	Call	100	1,000,000	100.00	1/20/23	270,000
Dick’s Sporting Goods Inc.	Call	100	1,000,000	100.00	1/20/23	43,000
Kohl’s Corp.	Call	400	1,300,000	32.50	7/15/22	198,000
Kohl’s Corp.	Call	24	96,000	40.00	7/15/22	5,040
Total (Cost $1,319,176)			6,396,000			685,240

(a)	Non-income producing
*	Notional Amount is expressed as the number of contracts multiplied by the contract size, multiplied by strike price of the underlying asset.

See accompanying notes to financial statements

Schedule of Investments	June 30, 2022

Emles Federal Contractors ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Industrials	68.1
Information Technology	24.9
Health Care	4.9
Real Estate	2.1
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (99.7%)

Health Care (4.9%)
2,276	Emergent BioSolutions, Inc.(a)	70,647
875	Quidelortho Corp.(a)	85,032
		155,679
Industrials (67.9%)
1,332	Ameresco, Inc.(a)	60,686
2,859	Fluor Corp.(a)	69,588
1,279	General Dynamics Corp.	282,979
512	Huntington Ingalls Industries, Inc.	111,524
732	ICF International, Inc.	69,540
1,160	Jacobs Engineering Group, Inc.	147,471
4,889	Kratos Defense & Security Solutions, Inc.(a)	67,859
1,206	L3Harris Technologies, Inc.	291,490
671	Lockheed Martin Corp.	288,503
627	Northrop Grumman Corp.	300,063
2,090	Parsons Corp.(a)	84,478
2,980	Raytheon Technologies Corp.	286,408
784	Tetra Tech, Inc.	107,055
		2,167,644
Shares	Security Description	Value ($)
Common Stocks (continued)

Information Technology (24.8%)
1,471	Booz Allen Hamilton Holding Corp.	132,920
352	CACI International, Inc.(a)	99,186
2,014	KBR, Inc.	97,457
1,411	Leidos Holdings, Inc.	142,102
1,374	Maximus, Inc.	85,889
967	Science Applications International Corp.	90,028
389	Teledyne Technologies, Inc.(a)	145,918
		793,500
Real Estate (2.1%)
9,963	GEO Group, Inc. (The)(a)	65,756
Total Common Stocks (Cost $3,276,873)		3,182,579

Total Investments (Cost $3,276,873) — 99.7%		3,182,579
Other assets in excess of liabilities — 0.3%		10,391
Net Assets — 100.0%		$3,192,970

(a)	Non-income producing

See accompanying notes to financial statements

Schedule of Investments	June 30, 2022

Emles Luxury Goods ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Consumer Discretionary	70.5
Consumer Staples	21.3
Information Technology	8.2
Total	100.0

Country	Percentage of Investments (%)
United States	28.6
France	27.3
Germany	11.2
Italy	10.7
United Kingdom	6.4
Japan	5.8
Switzerland	3.3
Canada	2.6
China	1.7
Hong Kong	1.5
Brazil	0.9
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the tables above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (99.6%)

Consumer Discretionary (70.2%)
550	Adidas AG	97,036
1,399	Bayerische Motoren Werke AG	107,441
1,329	Brunello Cucinelli SpA	59,716
3,357	Burberry Group PLC	66,902
2,964	Canada Goose Holdings, Inc.(a)	53,354
1,371	Capri Holdings, Ltd.(a)	56,225
46,437	Chow Tai Fook Jewellery Group, Ltd.	87,347
321	Christian Dior SE	189,943
1,176	Cie Financiere Richemont SA	124,866
2,131	Daimler AG	123,022
6,309	Ermenegildo Zegna Holditalia SpA(a)	66,560
942	EssilorLuxottica SA	140,729
2,245	Fast Retailing Co., Ltd. ADR	117,099
563	Ferrari NV	103,120
183	Hermes International	204,135
1,188	HUGO BOSS AG	62,547
Shares	Security Description	Value ($)
Common Stocks (continued)

Consumer Discretionary (continued)
260	Kering SA	133,217
10,561	Li Ning Co., Ltd.	97,845
351	Lululemon Athletica, Inc.(a)	95,686
719	LVMH Moet Hennessy Louis Vuitton SE	437,250
1,639	Moncler SpA	70,133
5,163	MYT Netherlands Parent BV ADR(a)	51,010
2,058	NIKE, Inc.	210,328
945	Porsche Automobil Holding SE	62,359
13,414	Prada SpA	75,130
640	Ralph Lauren Corp.(b)	57,376
1,961	Revolve Group, Inc.(a)	50,810
236	RH(a)(b)	50,093
3,742	Salvatore Ferragamo SpA	57,507
1,744	Sanlorenzo SpA Ameglia	58,527
276	Swatch Group AG (The)	65,299
2,080	Tapestry, Inc.	63,482

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Luxury Goods ETF

Shares	Security Description	Value ($)
Common Stocks (continued)

Consumer Discretionary (continued)
688	Tesla, Inc.(a)	463,313
1,749	Tod’s SpA(a)	54,269
607	Volkswagen AG	80,859
5,743	Watches of Switzerland Group PLC(a)(c)	53,634
568	Williams-Sonoma, Inc.	63,020
2,177	Zalando SE(a)(c)	56,807
		4,067,996
Consumer Staples (21.2%)
1,248	Brown-Forman Corp.	87,560
7,236	Davide Campari-Milano NV	75,913
4,497	Diageo PLC	192,814
510	Estee Lauder Cos. (The)	129,882
10,396	Kao Corp. ADR	83,272
3,378	Kose Corp. ADR	61,209
838	L’Oreal SA	288,494
19,651	Natura & Co. Holding SA	50,429
645	Pernod Ricard SA	118,207
395	Remy Cointreau SA	68,839
1,823	Shiseido Co., Ltd. ADR	73,284
		1,229,903
Information Technology (8.2%)
3,469	Apple, Inc.	474,282
Total Common Stocks (Cost $7,349,249)		5,772,181

Total Investments (Cost $7,349,249) — 99.6%		5,772,181
Other assets in excess of liabilities — 0.4%		22,249
Net Assets — 100.0%		$5,794,430
(a)	Non-income producing
(b)	This security or a partial position of this security was on loan as of June 30, 2022. The total value of securities on loan as of June 30, 2022 was $106,809 and represents 1.8% of the Fund’s net assets.
(c)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2022 was $110,441 and represents 1.9% of the Fund’s net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
SA	Special Assessment

See accompanying notes to financial statements

Schedule of Investments	June 30, 2022

Emles Made in America ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Consumer Staples	41.6
Industrials	27.5
Materials	24.6
Consumer Discretionary	3.9
Health Care	2.4
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (99.8%)

Consumer Discretionary (3.9%)
248	LCI Industries	27,746
456	Polaris, Inc.(a)	45,272
548	Skyline Champion Corp.(b)	25,986
466	Sleep Number Corp.(b)	14,423
685	Vista Outdoor, Inc.(b)	19,111
436	Winnebago Industries, Inc.	21,172
		153,710
Consumer Staples (41.4%)
4,319	Altria Group, Inc.	180,405
1,267	BellRing Brands, Inc.(b)	31,536
100	Boston Beer Co., Inc. (The), Class A(b)	30,297
1,980	Campbell Soup Co.	95,139
351	Central Garden & Pet Co.(b)	14,889
1,558	Church & Dwight Co., Inc.	144,364
3,114	Conagra Brands, Inc.	106,623
1,799	Flowers Foods, Inc.	47,350
879	Hershey Co. (The)	189,126
3,526	Hormel Foods Corp.	166,991
693	J M Smucker Co. (The)	88,711
5,885	Keurig Dr Pepper, Inc.	208,270
262	Lancaster Colony Corp.	33,740
514	Post Holdings, Inc.(b)	42,328
1,682	Reynolds Consumer Products, Inc.	45,868
242	Seneca Foods Corp.(b)	13,441
665	TreeHouse Foods, Inc.(b)	27,810
1,859	Tyson Foods, Inc.	159,986
1,952	Vector Group, Ltd.	20,496
		1,647,370
Shares	Security Description	Value ($)
Common Stocks (continued)

Health Care (2.4%)
708	Emergent BioSolutions, Inc.(b)	21,977
316	United Therapeutics Corp.(b)	74,462
		96,439
Industrials (27.5%)
523	Advanced Drainage Systems, Inc.	47,107
315	American Woodmark Corp.(b)	14,178
418	Apogee Enterprises, Inc.	16,394
496	Arcosa, Inc.	23,029
362	Atkore, Inc.(b)	30,050
716	BWX Technologies, Inc.	39,444
197	Encore Wire Corp.	20,472
940	Fortune Brands Home & Security, Inc.	56,287
926	General Dynamics Corp.	204,877
559	HNI Corp.	19,392
352	Hubbell, Inc.	62,860
278	Huntington Ingalls Industries, Inc.	60,554
267	Lennox International, Inc.	55,160
519	Mueller Industries, Inc.	27,658
454	Northrop Grumman Corp.	217,271
500	Oshkosh Corp.	41,070
1,516	REV Group, Inc.	16,479
354	Simpson Manufacturing Co., Inc.	35,616
473	SPX Corp.(b)	24,993
740	Steel Partners Holdings, LP	31,061
497	UFP Industries, Inc.	33,866
1,010	Wabash National Corp.	13,716
		1,091,534

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Made in America ETF

Shares	Security Description	Value ($)
Common Stocks (continued)

Materials (24.6%)
449	Clearwater Paper Corp.(b)	15,100
3,893	Cleveland-Cliffs, Inc.(b)	59,835
313	Eagle Materials, Inc.	34,411
681	Louisiana-Pacific Corp.	35,691
392	Martin Marietta Materials, Inc.	117,302
1,700	Nucor Corp.	177,497
450	Olympic Steel, Inc.	11,588
613	Packaging Corp. of America	84,288
427	Reliance Steel & Aluminum Co.	72,530
453	Scotts Miracle-Gro Co. (The)	35,782
1,393	Steel Dynamics, Inc.	92,147
1,123	Summit Materials, Inc.(b)	26,155
835	Vulcan Materials Co.	118,653
1,767	WestRock Co.	70,397
575	Worthington Industries, Inc.	25,358
		976,734
Total Common Stocks (Cost $3,777,430)		3,965,787

Total Investments (Cost $3,777,430) — 99.8%		3,965,787
Other assets in excess of liabilities — 0.2%		7,788
Net Assets — 100.0%		$3,973,575
(a)	This security or a partial position of this security was on loan as of June 30, 2022. The total value of securities on loan as of June 30, 2022 was $45,172 and represents 1.1% of the Fund’s net assets.
(b)	Non-income producing
LP	Limited Partnership

See accompanying notes to financial statements

Schedule of Investments	June 30, 2022

Emles Real Estate Credit ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Real Estate	89.6
Consumer Discretionary	6.6
Industrials	2.0
Financials	1.1
Communication Services	0.7
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (97.3%)

Communication Services (0.6%)
31,000	Lamar Media Corp., 3.75%, 2/15/28, Callable 2/15/23 @ 102	27,221

Consumer Discretionary (6.4%)
30,000	D.R. Horton, Inc., 1.40%, 10/15/27, Callable 8/15/27 @ 100	25,213
40,000	Lennar Corp., 4.75%, 11/29/27, Callable 5/29/27 @ 100	38,895
40,000	MDC Holdings, Inc., 6.00%, 1/15/43, Callable 10/15/42 @ 100	32,917
66,000	NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100	56,998
22,000	PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100	22,025
58,000	Taylor Morrison Communities, Inc., 5.13%, 8/1/30, Callable 2/1/30 @ 100(a)	48,168
58,000	Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100	49,292
		273,508
Financials (1.1%)
49,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.88%, 10/1/28, Callable 10/1/23 @ 103(a)	44,722

Industrials (2.0%)
87,000	CoreCivic, Inc., 8.25%, 4/15/26, Callable 4/15/24 @ 104	84,869

Real Estate (87.2%)
119,000	Alexandria Real Estate Equities, Inc., 3.00%, 5/18/51, Callable 11/18/50 @ 100	80,494
Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)

Real Estate (continued)
62,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25, Callable 2/28/25 @ 100	61,076
47,000	Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30, Callable 9/15/30 @ 100	46,760
50,000	American Tower Corp., 1.45%, 9/15/26, Callable 8/15/26 @ 100	43,790
53,000	American Tower Corp., 1.88%, 10/15/30, Callable 7/15/30 @ 100	41,337
49,000	American Tower Corp., 2.10%, 6/15/30, Callable 3/15/30 @ 100	39,340
118,000	American Tower Corp., 3.38%, 10/15/26, Callable 7/15/26 @ 100	111,713
100,000	American Tower Corp., 3.80%, 8/15/29, Callable 5/15/29 @ 100	92,006
47,000	AvalonBay Communities, Inc., 2.30%, 3/1/30, Callable 12/1/29 @ 100	40,514
29,000	AvalonBay Communities, Inc., 3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	27,355
47,000	Boston Properties, LP, 2.90%, 3/15/30, Callable 12/15/29 @ 100	40,052
76,000	Boston Properties, LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	65,352
63,000	Boston Properties, LP, 4.50%, 12/1/28, Callable 9/1/28 @ 100	61,364
47,000	Brixmor Operating Partnership, LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	46,287
25,000	Brixmor Operating Partnership, LP, 3.90%, 3/15/27, Callable 12/15/26 @ 100	23,947
49,000	Brixmor Operating Partnership, LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	45,741

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Real Estate Credit ETF

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)

Real Estate (continued)
49,000	Camden Property Trust, 2.80%, 5/15/30, Callable 2/15/30 @ 100	43,358
55,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	44,853
50,000	Crown Castle International Corp., 1.05%, 7/15/26, Callable 6/15/26 @ 100	43,317
91,000	Crown Castle International Corp., 2.10%, 4/1/31, Callable 1/1/31 @ 100	72,602
49,000	Crown Castle International Corp., 3.30%, 7/1/30, Callable 4/1/30 @ 100	43,329
58,000	Crown Castle International Corp., 4.30%, 2/15/29, Callable 11/15/28 @ 100	55,798
30,000	CTR Partnership, LP, 3.88%, 6/30/28, Callable 3/30/28 @ 100(a)	25,200
58,000	Digital Realty Trust, LP, 3.60%, 7/1/29, Callable 4/1/29 @ 100	52,529
25,000	Duke Realty, LP, 2.88%, 11/15/29, Callable 8/15/29 @ 100	22,516
35,000	EPR Properties, 3.75%, 8/15/29, Callable 5/15/29 @ 100	29,192
29,000	EPR Properties, 4.50%, 6/1/27, Callable 3/1/27 @ 100	26,287
35,000	Equinix, Inc., 1.25%, 7/15/25, Callable 6/15/25 @ 100	31,826
93,000	Equinix, Inc., 1.45%, 5/15/26, Callable 4/15/26 @ 100	82,653
30,000	Equinix, Inc., 1.80%, 7/15/27, Callable 5/15/27 @ 100	26,071
42,000	ERP Operating, LP, 2.50%, 2/15/30, Callable 11/15/29 @ 100	36,788
42,000	ERP Operating, LP, 3.00%, 7/1/29, Callable 4/1/29 @ 100	38,120
25,000	ERP Operating, LP, 4.15%, 12/1/28, Callable 9/1/28 @ 100	24,585
40,000	Extra Space Storage, LP, 2.55%, 6/1/31, Callable 3/1/31 @ 100	32,997
20,000	Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	18,190
47,000	GLP Capital, LP / GLP Financing II, Inc., 4.00%, 1/15/30, Callable 10/15/29 @ 100	41,157
35,000	GLP Capital, LP / GLP Financing II, Inc., 5.75%, 6/1/28, Callable 3/3/28 @ 100	34,188
43,000	Healthpeak Properties, Inc., 3.25%, 7/15/26, Callable 5/15/26 @ 100	41,449
Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)

Real Estate (continued)
89,000	Host Hotels & Resorts, LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	76,274
50,000	Howard Hughes Corp. (The), 4.38%, 2/1/31, Callable 2/1/26 @ 102(a)	37,050
70,000	Iron Mountain, Inc., 4.50%, 2/15/31, Callable 2/15/26 @ 102(a)	57,200
28,000	Kilroy Realty, LP, 2.50%, 11/15/32, Callable 8/15/32 @ 100	21,917
35,000	Kimco Realty Corp., 3.30%, 2/1/25, Callable 12/1/24 @ 100	34,270
35,000	Life Storage, LP, 3.88%, 12/15/27, Callable 9/15/27 @ 100	33,387
25,000	Mid-America Apartments, LP, 3.75%, 6/15/24, Callable 3/15/24 @ 100	24,932
38,000	Mid-America Apartments, LP, 3.95%, 3/15/29, Callable 12/15/28 @ 100	36,357
58,000	MPT Operating Partnership, LP / MPT Finance Corp., 4.63%, 8/1/29, Callable 8/1/24 @ 102	50,895
30,000	National Retail Properties, Inc., 3.50%, 4/15/51, Callable 10/15/50 @ 100	22,580
43,000	Office Properties Income Trust, 4.50%, 2/1/25, Callable 11/1/24 @ 100	41,233
35,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	29,767
38,000	Omega Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100	36,116
23,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29, Callable 1/15/24 @ 102(a)	18,322
50,000	Physicians Realty, LP, 2.63%, 11/1/31, Callable 8/1/31 @ 100	40,358
49,000	Prologis, LP, 1.25%, 10/15/30, Callable 7/15/30 @ 100	38,838
63,000	Prologis, LP, 2.25%, 4/15/30, Callable 1/15/30 @ 100	54,653
34,000	Public Storage, 3.09%, 9/15/27, Callable 6/15/27 @ 100	32,338
42,000	Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	39,817
38,000	Realty Income Corp., 3.65%, 1/15/28, Callable 10/15/27 @ 100	36,475
35,000	Realty Income Corp., 3.88%, 4/15/25, Callable 2/15/25 @ 100	34,771
21,000	Realty Income Corp., 4.13%, 10/15/26, Callable 7/15/26 @ 100	20,894

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2022

Emles Real Estate Credit ETF

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)

Real Estate (continued)
44,000	Realty Income Corp., 4.63%, 11/1/25, Callable 9/1/25 @ 100	44,669
30,000	Regency Centers, LP, 4.40%, 2/1/47, Callable 8/1/46 @ 100	26,462
34,000	Sabra Health Care, LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	33,122
88,000	SBA Communications Corp., 3.88%, 2/15/27, Callable 2/15/23 @ 102	80,190
53,000	Service Properties Trust, 4.35%, 10/1/24, Callable 9/1/24 @ 100	42,978
53,000	Service Properties Trust, 7.50%, 9/15/25, Callable 6/15/25 @ 100	48,561
63,000	Simon Property Group, LP, 2.00%, 9/13/24, Callable 6/13/24 @ 100	60,300
40,000	Simon Property Group, LP, 2.20%, 2/1/31, Callable 11/1/30 @ 100	32,551
49,000	Simon Property Group, LP, 2.65%, 7/15/30, Callable 4/15/30 @ 100	41,683
49,000	Simon Property Group, LP, 3.38%, 12/1/27, Callable 9/1/27 @ 100	46,073
70,000	Simon Property Group, LP, 3.50%, 9/1/25, Callable 6/1/25 @ 100	68,390
29,000	SITE Centers Corp., 4.70%, 6/1/27, Callable 3/1/27 @ 100	28,654
29,000	Spirit Realty, LP, 3.20%, 2/15/31, Callable 11/15/30 @ 100	24,346
75,000	UDR, Inc., 2.10%, 8/1/32, Callable 5/1/32 @ 100	58,506
25,000	UDR, Inc., 3.00%, 8/15/31, Callable 5/15/31 @ 100	21,431
29,000	Ventas Realty, LP, 2.65%, 1/15/25, Callable 12/15/24 @ 100	27,756
29,000	Ventas Realty, LP, 3.25%, 10/15/26, Callable 7/15/26 @ 100	27,424
34,000	Ventas Realty, LP, 4.13%, 1/15/26, Callable 10/15/25 @ 100	33,669
34,000	Ventas Realty, LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	33,334
63,000	VICI Properties, LP / VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102(a)	54,364
63,000	VICI Properties, LP / VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102(a)	56,319
49,000	VICI Properties, LP / VICI Note Co., Inc., 5.75%, 2/1/27, Callable 11/1/26 @ 100(a)	46,496
15,000	Welltower, Inc., 2.75%, 1/15/31, Callable 10/15/30 @ 100	12,724
67,000	Welltower, Inc., 4.00%, 6/1/25, Callable 3/1/25 @ 100	66,620
Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)

Real Estate (continued)
47,000	Welltower, Inc., 4.25%, 4/1/26, Callable 1/1/26 @ 100	46,543
50,000	Weyerhaeuser Co., 4.00%, 4/15/30, Callable 1/15/30 @ 100	47,173
34,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	34,191
		3,697,106
Total Corporate Bonds (Cost $4,832,965)		4,127,426

Total Investments (Cost $4,832,965) — 97.3%		4,127,426
Other assets in excess of liabilities — 2.7%		113,839
Net Assets — 100.0%		$4,241,265

(a)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2022 was $387,841 and represents 9.1% of the Fund’s net assets.
LLC	Limited Liability Corporation
LP	Limited Partnership
MTN	Medium Term Note

See accompanying notes to financial statements

Schedule of Investments	June 30, 2022

Emles @Home ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Information Technology	47.4
Industrials	16.8
Communication Services	13.8
Consumer Discretionary	12.2
Consumer Staples	9.8
Total	100.0

Country	Percentage of Investments (%)
United States	90.9
Canada	5.2
Taiwan	3.9
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2022, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (100.0%)

Communication Services (13.8%)
1,077	Comcast Corp.	42,261
989	Match Group, Inc.(a)	68,923
247	Meta Platforms, Inc.(a)	39,829
1,489	ROBLOX Corp., Class A(a)	48,929
2,434	TripAdvisor, Inc.(a)	43,325
892	Verizon Communications, Inc.	45,269
		288,536
Consumer Discretionary (12.2%)
1,094	Etsy, Inc.(a)	80,092
745	Expedia Group, Inc.(a)	70,648
188	Lululemon Athletica, Inc.(a)	51,251
1,236	YETI Holdings, Inc.(a)	53,482
		255,473
Consumer Staples (9.8%)
877	Procter & Gamble Co. (The)	126,104
657	Walmart, Inc.	79,878
		205,982
Industrials (16.8%)
2,397	GXO Logistics, Inc.(a)	103,718
470	Insperity, Inc.	46,920
343	JB Hunt Transport Services, Inc.	54,012
1,522	Korn Ferry	88,307
717	TFI International, Inc.	57,561
		350,518
Shares	Security Description	Value ($)
Common Stocks (continued)

Information Technology (47.4%)
107	Adobe, Inc.(a)	39,168
455	Akamai Technologies, Inc.(a)	41,555
562	Analog Devices, Inc.	82,103
637	Apple, Inc.	87,091
123	Broadcom, Inc.	59,755
528	Crowdstrike Holdings, Inc., Class A(a)	89,000
429	Microsoft Corp.	110,180
692	NVIDIA Corp.	104,900
176	Palo Alto Networks, Inc.(a)	86,933
648	Paychex, Inc.	73,788
748	QUALCOMM, Inc.	95,549
1,000	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	81,750
295	Workday, Inc., Class A(a)	41,176
		992,948
Total Common Stocks (Cost $2,568,053)		2,093,457

Total Investments (Cost $2,568,053) — 100.0%		2,093,457
Other assets in excess of liabilities — 0.0%		325
Net Assets — 100.0%		$2,093,782

(a)	Non-income producing
ADR	American Depositary Receipt

See accompanying notes to financial statements

Statements of Assets and Liabilities	June 30, 2022

	Emles Alpha Opportunities ETF	Emles Federal Contractors ETF	Emles Luxury Goods ETF
Assets:
Investments, at value (Cost $37,944,911, $3,276,873 and $7,349,249) (Including $3,797,652, $— and $106,809 of securities on loan)	$38,365,614	$3,182,579	$5,772,181
Foreign currency, at value (Cost $—, $— and $1,051)	—	—	1,178
Cash and cash equivalents	—	10,106	—
Cash collateral from securities loaned	3,981,864	—	116,795
Cash collateral held at broker for options contracts and securities sold short	7,119,464	—	—
Dividends and interest receivable	17,541	1,843	3,188
Receivable for investments sold	1,553,566	—	19,142
Reclaims receivable	—	—	8,470
Total Assets	51,038,049	3,194,528	5,920,954
Liabilities:
Securities sold short (Proceeds $9,838,458)	8,544,581	—	—
Written options at value (Premiums received $1,801, $— and $—)	192	—	—
Payable upon return of securities loaned	3,981,864	—	116,795
Payable for investments purchased	948,237	—	6,757
Dividends payable on securities sold short	2,727	—	—
Accrued management fees	59,604	1,558	2,972
Total Liabilities	13,537,205	1,558	126,524
Net Assets	$37,500,844	$3,192,970	$5,794,430
Net Assets consist of:
Paid in capital	$36,708,955	$3,443,045	$8,008,033
Total distributable earnings (loss)	791,889	(250,075)	(2,213,603)
Net Assets	$37,500,844	$3,192,970	$5,794,430

Net Assets:	$37,500,844	$3,192,970	$5,794,430
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	2,675,000	125,000	275,000
Net Asset Value (offering and redemption price per share):	$14.02	$25.54	$21.07

See accompanying notes to financial statements

Statements of Assets and Liabilities (Continued)	June 30, 2022

	Emles Made in America ETF	Emles Real Estate Credit ETF	Emles @Home ETF
Assets:
Investments, at value (Cost $3,777,430, $4,832,965 and $2,568,053) (Including $45,172, $— and $— of securities on loan)	$3,965,787	$4,127,426	$2,093,457
Cash and cash equivalents	880	69,164	655
Cash collateral from securities loaned	47,548	—	—
Dividends and interest receivable	8,561	46,366	548
Total Assets	4,022,776	4,242,956	2,094,660
Liabilities:
Payable upon return of securities loaned	47,548	—	—
Accrued management fees	1,653	1,691	878
Total Liabilities	49,201	1,691	878
Net Assets	$3,973,575	$4,241,265	$2,093,782
Net Assets consist of:
Paid in capital	$3,784,196	$5,015,595	$3,234,987
Total distributable earnings (loss)	189,379	(774,330)	(1,141,205)
Net Assets	$3,973,575	$4,241,265	$2,093,782

Net Assets:	$3,973,575	$4,241,265	$2,093,782
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	150,000	200,000	125,000
Net Asset Value (offering and redemption price per share):	$26.49	$21.21	$16.75

See accompanying notes to financial statements

Statements of Operations	For the year ended June 30, 2022

	Emles Alpha Opportunities ETF	Emles Federal Contractors ETF	Emles Luxury Goods ETF
Investment Income:
Dividend income (net of foreign taxes withheld of $—, $— and $12,003)	$814,303	$40,951	$148,086
Securities lending income	8,806	2	1,511
Total Investment Income	823,109	40,953	149,597
Expenses:
Management fee	1,030,848	16,597	43,140
Dividends on securities sold short	2,727	—	—
Margin interest and borrowing fees	181,020	—	—
Total Net Expenses	1,214,595	16,597	43,140
Net Investment Income (Loss)	(391,486)	24,356	106,457
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	6,288,961	(155,791)	(586,480)
Net realized gains (losses) from foreign currency transactions	—	—	(5,534)
Net realized gains (losses) from in-kind transactions	8,395,332	699,118	(53,162)
Net realized gains (losses) from securities sold short	2,193,779	—	—
Net realized gains (losses) from written options transactions	808,918	—	—
Change in unrealized appreciation (depreciation) on investments	(43,285,260)	(778,894)	(2,164,739)
Change in unrealized appreciation (depreciation) on foreign currency	—	—	(127)
Change in unrealized appreciation (depreciation) on securities sold short	1,293,878	—	—
Change in unrealized appreciation (depreciation) on written options	1,609	—	—
Net Realized and Unrealized Gains (Losses)	(24,302,783)	(235,567)	(2,810,042)
Change in Net Assets Resulting From Operations	$(24,694,269)	$(211,211)	$(2,703,585)

See accompanying notes to financial statements

Statements of Operations (Continued)	For the year ended June 30, 2022

	Emles Made in America ETF	Emles Real Estate Credit ETF	Emles @Home ETF
Investment Income:
Dividend income (net of foreign taxes withheld of $—, $— and $97)	$85,496	$—	$22,577
Securities lending income	10	3	—
Interest income	—	134,447	—
Total Investment Income	85,506	134,450	22,577
Expenses:
Management fee	21,549	24,536	16,031
Total Net Expenses	21,549	24,536	16,031
Net Investment Income	63,957	109,914	6,546
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(1,831)	64,025	(666,588)
Net realized gains (losses) from in-kind transactions	643,041	—	308,042
Change in unrealized appreciation (depreciation) on investments	(951,566)	(778,053)	(1,013,240)
Net Realized and Unrealized Gains (Losses)	(310,356)	(714,028)	(1,371,786)
Change in Net Assets Resulting From Operations	$(246,399)	$(604,114)	$(1,365,240)

See accompanying notes to financial statements

Statements of Changes in Net Assets

	Emles Alpha Opportunities ETF		Emles Federal Contractors ETF
	Year Ended June 30, 2022	For the period June 9, 2021(a) through June 30, 2021	Year Ended June 30, 2022	For the period October 14, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$(391,486)	$30,454	$24,356	$91,236
Net realized gains (losses) from investment, foreign currency, in-kind, securities sold short, and written option transactions	17,686,990	—	543,327	1,001,619
Change in unrealized appreciation (depreciation) on investments, securities sold short, and written options	(41,989,773)	(349,622)	(778,894)	684,600
Change in net assets resulting from operations	(24,694,269)	(319,168)	(211,211)	1,777,455
Distributions to Shareholders From:
Total Distributions	(9,856,142)	—	(280,245)	(92,710)
Change in net assets from distributions	(9,856,142)	—	(280,245)	(92,710)
Capital Transactions:
Proceeds from shares issued	16,319,653	68,856,409 (b)	3,488,346	9,826,427
Cost of shares redeemed	(12,805,639)	—	(5,679,779)	(5,635,313)
Change in net assets from capital transactions	3,514,014	68,856,409	(2,191,433)	4,191,114
Change in net assets	(31,036,397)	68,537,241	(2,682,889)	5,875,859
Net Assets:
Beginning of period	68,537,241	—	5,875,859	—
End of period	$37,500,844	$68,537,241	$3,192,970	$5,875,859
Share Transactions:
Issued	725,000	2,525,000	125,000	400,000
Redeemed	(575,000)	—	(200,000)	(200,000)
Change in shares	150,000	2,525,000	(75,000)	200,000

(a)	Commencement of operations.
(b)	During the period ended June 30, 2021, certain securities of two affiliated separately managed accounts were exchanged, at fair value, as in-kind transfers to the Emles Alpha Opportunities ETF. The in-kind transfers were not taxable events under relevant provisions of the Internal Revenue Code, and therefore the historical cost basis of those investments was carried forward. The total fair value of the in-kind transfers, included in proceeds from shares issued on the accompanying statement of changes in net assets, was $68,189,523 for 2,500,000 shares of the Emles Alpha Opportunities ETF. The historical cost of the contributed investments was $24,133,939, which was carried forward to align the ongoing reporting of realized and unrealized gains and losses for tax purposes.

See accompanying notes to financial statements

Statements of Changes in Net Assets (Continued)

	Emles Luxury Goods ETF		Emles Made in America ETF
	Year Ended June 30, 2022	For the period November 24, 2020(a) through June 30, 2021	Year Ended June 30, 2022	For the period October 14, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income	$106,457	$1,630	$63,957	$111,457
Net realized gains (losses) from investment, foreign currency, and in-kind transactions	(645,176)	109,188	641,210	1,027,083
Change in unrealized appreciation (depreciation) on investments and foreign currency	(2,164,866)	587,350	(951,566)	1,139,923
Change in net assets resulting from operations	(2,703,585)	698,168	(246,399)	2,278,463
Distributions to Shareholders From:
Total Distributions	(266,146)	(104)	(487,130)	(107,571)
Change in net assets from distributions	(266,146)	(104)	(487,130)	(107,571)
Capital Transactions:
Proceeds from shares issued	7,256,003	3,241,223	714,377	11,292,514
Cost of shares redeemed	(2,431,129)	—	(4,587,027)	(4,883,652)
Change in net assets from capital transactions	4,824,874	3,241,223	(3,872,650)	6,408,862
Change in net assets	1,855,143	3,939,287	(4,606,179)	8,579,754
Net Assets:
Beginning of period	3,939,287	—	8,579,754	—
End of period	$5,794,430	$3,939,287	$3,973,575	$8,579,754
Share Transactions:
Issued	250,000	125,000	25,000	450,000
Redeemed	(100,000)	—	(150,000)	(175,000)
Change in shares	150,000	125,000	(125,000)	275,000

(a)	Commencement of operations.

See accompanying notes to financial statements

Statements of Changes in Net Assets (Continued)

	Emles Real Estate Credit ETF		Emles @Home ETF
	Year Ended June 30, 2022	For the period October 14, 2020(a) through June 30, 2021	Year Ended June 30, 2022	For the period October 14, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$109,914	$263,390	$6,546	$(4,452)
Net realized gains (losses) from investment and in-kind transactions	64,025	(133,246)	(358,546)	882,952
Change in unrealized appreciation (depreciation) on investments	(778,053)	72,513	(1,013,240)	538,644
Change in net assets resulting from operations	(604,114)	202,657	(1,365,240)	1,417,144
Distributions to Shareholders From:
Total Distributions	(119,383)	(253,490)	(155,745)	—
Change in net assets from distributions	(119,383)	(253,490)	(155,745)	—
Capital Transactions:
Proceeds from shares issued	—	23,683,550 (b)	—	10,553,082
Cost of shares redeemed	(6,309,760)	(12,358,195)	(3,498,319)	(4,957,140)
Change in net assets from capital transactions	(6,309,760)	11,325,355	(3,498,319)	5,595,942
Change in net assets	(7,033,257)	11,274,522	(5,019,304)	7,013,086
Net Assets:
Beginning of period	11,274,522	—	7,113,086	100,000
End of period	$4,241,265	$11,274,522	$2,093,782	$7,113,086
Share Transactions:
Issued	—	950,000	—	425,000
Redeemed	(250,000)	(500,000)	(129,000)	(175,000)
Change in shares	(250,000)	450,000	(129,000)	250,000

(a)	Commencement of operations.
(b)	Net of variable transaction fees of $83,652 for the period ended June 30, 2021. See Note 5 of the financial statements.

See accompanying notes to financial statements

Financial Highlights

For a share outstanding throughout the periods indicated

Emles Alpha Opportunities ETF	Year Ended June 30, 2022		June 9, 2021(a) through June 30, 2021
Net Asset Value, Beginning of Period	$27.14		$26.68
Net Investment Income (Loss)(b)	(0.15)		0.02
Net Realized and Unrealized Gains (Losses) on Investments	(9.18)		0.44	(c)
Total from Investment Activities	(9.33)		0.46
Distributions from Net Investment Income	(0.01)		—
Distributions from Net Realized Gains on Investments	(3.78)		—
Total Distributions	(3.79)		—
Net Asset Value, End of Period	$14.02		$27.14
Net Assets at End of Period (000’s)	$37,501		$68,537

Total Return at NAV(d)(e)	(38.83)%		1.75%
Total Return at Market(d)(f)	(39.16)%		1.80%
Ratio of Operating Expenses to Average Net Assets	2.06	%(h)	—	%(g)(i)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67	)%(h)	1.03	%(g)(j)
Portfolio Turnover(d)(k)	13.28%		—%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized for periods less than one year.
(h)	Expense Ratio and Net Investment Income Ratio include 0.31% of margin interest, borrowing fees, and dividends on securities sold short.
(i)	The ratio of expenses to average net assets would have been 1.75% had certain expenses not been voluntarily waived for the period ended June 30, 2021.
(j)	The ratio of Net Investment Income (Loss) to Average Net Assets would have been (0.72)% had certain expenses not been voluntarily waived for the period ending June 30, 2021.
(k)	Excludes impact of in-kind transactions.

See accompanying notes to financial statements

Financial Highlights (Continued)

For a share outstanding throughout the periods indicated

Emles Federal Contractors ETF	Year Ended June 30, 2022		October 14, 2020(a) through June 30, 2021
Net Asset Value, Beginning of Period	$29.38		$24.81
Net Investment Income (Loss)(b)	0.24		0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.41	)(c)	4.64
Total from Investment Activities	(0.17)		4.96
Distributions from Net Investment Income	(0.25)		(0.39)
Distributions from Net Realized Gains on Investments	(3.42)		—
Total Distributions	(3.67)		(0.39)
Net Asset Value, End of Period	$25.54		$29.38
Net Assets at End of Period (000’s)	$3,193		$5,876

Total Return at NAV(d)(e)	0.57%		20.08%
Total Return at Market(d)(f)	0.34%		20.15%
Ratio of Operating Expenses to Average Net Assets	0.60%		0.60	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.88%		1.67	%(g)
Portfolio Turnover(d)(h)	38.00%		54.68%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(d)	Not annualized for periods less than one year.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized for periods less than one year.
(h)	Excludes impact of in-kind transactions.

See accompanying notes to financial statements

Financial Highlights (Continued)

For a share outstanding throughout the periods indicated

Emles Luxury Goods ETF	Year Ended June 30, 2022	November 24, 2020(a) through June 30, 2021
Net Asset Value, Beginning of Period	$31.51	$25.00
Net Investment Income (Loss)(b)	0.41	0.02
Net Realized and Unrealized Gains (Losses) on Investments	(9.95)	6.49
Total from Investment Activities	(9.54)	6.51
Distributions from Net Investment Income	(0.37)	—	(c)
Distributions from Net Realized Gains on Investments	(0.53)	—
Total Distributions	(0.90)	—	(c)
Net Asset Value, End of Period	$21.07	$31.51
Net Assets at End of Period (000’s)	$5,794	$3,939

Total Return at NAV(c)(d)	(30.94)%	26.06%
Total Return at Market(c)(e)	(30.97)%	26.53%
Ratio of Operating Expenses to Average Net Assets	0.60%	0.60	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	0.09	%(g)
Portfolio Turnover(d)(h)	61.65%	60.82%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized for periods less than one year.
(h)	Excludes impact of in-kind transactions.

See accompanying notes to financial statements

Financial Highlights (Continued)

For a share outstanding throughout the periods indicated

Emles Made in America ETF	Year Ended June 30, 2022	October 14, 2020(a) through June 30, 2021
Net Asset Value, Beginning of Period	$31.20	$24.80
Net Investment Income (Loss)(b)	0.44	0.34
Net Realized and Unrealized Gains (Losses) on Investments	(1.29)	6.42
Total from Investment Activities	(0.85)	6.76
Distributions from Net Investment Income	(0.48)	(0.36)
Distributions from Net Realized Gains on Investments	(3.38)	—
Total Distributions	(3.86)	(0.36)
Net Asset Value, End of Period	$26.49	$31.20
Net Assets at End of Period (000’s)	$3,974	$8,580

Total Return at NAV(c)(d)	(3.38)%	27.41%
Total Return at Market(c)(e)	(3.65)%	27.48%
Ratio of Operating Expenses to Average Net Asset	0.49%	0.49	%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%	1.72	%(f)
Portfolio Turnover(c)(g)	24.44%	25.57%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Excludes impact of in-kind transactions.

See accompanying notes to financial statements

Financial Highlights (Continued)

For a share outstanding throughout the periods indicated

Emles Real Estate Credit ETF	Year Ended June 30, 2022	October 14, 2020(a) through June 30, 2021
Net Asset Value, Beginning of Period	$25.05	$24.91
Net Investment Income (Loss)(b)	0.52	0.37
Net Realized and Unrealized Gains (Losses) on Investments	(3.76)	0.15 (c)
Total from Investment Activities	(3.24)	0.52
Distributions from Net Investment Income	(0.60)	(0.38)
Distributions from Net Realized Gains on Investments	—	—
Total Distributions	(0.60)	(0.38)
Net Asset Value, End of Period	$21.21	$25.05
Net Assets at End of Period (000’s)	$4,241	$11,275

Total Return at NAV(d)(e)	(13.21)%	2.12%
Total Return at Market(d)(f)	(13.14)%	2.10%
Ratio of Operating Expenses to Average Net Assets	0.48%	0.48	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.16%	2.09	%(g)
Portfolio Turnover(d)(h)	20.63%	86.44%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized for periods less than one year.
(h)	Excluded the impact of in-kind transactions.

See accompanying notes to financial statements

Financial Highlights (Concluded)

For a share outstanding throughout the periods indicated

Emles @Home ETF	Year Ended June 30, 2022	October 14, 2020(a) through June 30, 2021
Net Asset Value, Beginning of Period	$28.00	$25.00
Net Investment Income (Loss)(b)	0.05	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	(10.09)	3.01
Total from Investment Activities	(10.04)	3.00
Distributions from Net Investment Income	(0.05)	—
Distributions from Net Realized Gains on Investments	(1.16)	—
Total Distributions	(1.21)	—
Net Asset Value, End of Period	$16.75	$28.00
Net Assets at End of Period (000’s)	$2,094	$7,113

Total Return at NAV(c)(d)	(37.24)%	11.12	%(e)
Total Return at Market(c)(f)	(37.33)%	11.03%
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	(0.07	)%(g)
Portfolio Turnover(c)(h)	91.56%	29.79%

(a)	Commencement of operations.
(b)	Computed using average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Total Return based on traded NAV.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized for periods less than one year.
(h)	Excludes impact of in-kind transactions.

See accompanying notes to financial statements

Notes to Financial Statements	June 30, 2022

(1) Organization

Emles Trust (the “Trust”) was organized on October 2, 2018 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares of beneficial interest for each fund (“Shares”) representing interests in separate portfolios of securities. The accompanying financial statements are those of the Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Real Estate Credit ETF, and Emles @Home ETF (individually referred to as a “Fund” or collectively as the “Funds”). The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which Shares are held.

The investment objective of the Emles Alpha Opportunities ETF is to seek maximization of total return, with capital preservation as a secondary goal. Emles Advisors, LLC (the “Adviser”) seeks to achieve the capital preservation portion of the Fund’s investment objective by using active risk management techniques to hedge net exposure through options, ETFs and individual equities. The investment objective of each Fund listed in the table below is to provide investment results that, before fees and expenses, correspond generally to the performance of a specified market index as indicated in the table below (each, an “Index” and collectively, the “Indices”). The Funds listed in the table below seek to achieve their investment objectives by attempting to replicate their respective Index by investing all, or substantially all (at least 80%), of their assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Each Fund’s Prospectus provides a description of the Fund’s investment objectives, policies, and strategies. The Funds are non-diversified exchange-traded funds.

Fund	Index
Emles Federal Contractors ETF	Emles Federal Contractors Index
Emles Luxury Goods ETF	Emles Global Luxury 50 Index
Emles Made in America ETF	Emles American Manufacturing Index
Emles Real Estate Credit ETF	Solactive U.S. Real Estate Bond Index
Emles @Home ETF	Emles Home Lifestyle Index

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares called (“Creation Units”). The Creation Unit for Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF and Emles @Home ETF is 25,000 Shares, and the Creation Unit for Emles Real Estate Credit ETF is 50,000 Shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Financial Services, LLC (the “Distributor”). Most investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Investors who are not Authorized Participants may only purchase or sell Shares of a Fund in the secondary market at market prices.

Notes to Financial Statements (Continued)	June 30, 2022

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies, including FASB Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold their investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

In calculating their NAV, the Funds generally value their assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments in accordance with procedures adopted by the Board. When reliable market quotations are not readily available for a security, the fair value of that security will be determined by the Board or a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices in active markets for identical assets.

●	Level 2 — Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, securities are typically categorized as Level 1 and Level 2, respectively in the fair value hierarchy.

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time NAV is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data (“matrix valuations”), without exclusive reliance on quoted prices on an exchange or over-the-counter prices. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded option contacts are valued at the closing price or the last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Notes to Financial Statements (Continued)	June 30, 2022

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may invest in American Depositary Receipts as well as other “hybrid” forms of depositary receipts, including Global Depositary Receipts. These depositary receipts are certificates evidencing ownership of Shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying Shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Redeemable securities issued by open-end investment companies are valued at the last calculated NAV, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

The following table provides the fair value measurement as of June 30, 2022:

	Level 1	Level 2	Level 3	Total Investments
Emles Alpha Opportunities ETF
Common Stocks(1)	$36,213,731	$—	$—	$36,213,731
Purchased Options(1)	685,240	—	—	685,240
Warrants(1)	540,108	—	—	540,108
Short-Term Investment	926,535	—	—	926,535
Total Investment Securities	$38,365,614	$—	$—	$38,365,614
Common Stocks Sold Short(1)	(8,544,581)	—	—	(8,544,581)
Written Options(1)	(192)	—	—	(192)
Total Investments	$29,820,841	$—	$—	$29,820,841

Emles Federal Contractors ETF
Common Stocks(1)	$3,182,579	$—	$—	$3,182,579
Total Investments	$3,182,579	$—	$—	$3,182,579

Emles Luxury Goods ETF
Common Stocks(1)	$5,772,181	$—	$—	$5,772,181
Total Investments	$5,772,181	$—	$—	$5,772,181

Emles Made in America ETF
Common Stocks(1)	$3,965,787	$—	$—	$3,965,787
Total Investments	$3,965,787	$—	$—	$3,965,787

Emles Real Estate Credit ETF
Corporate Bonds(1)	$—	$4,127,426	$—	$4,127,426
Total Investments	$—	$4,127,426	$—	$4,127,426

Emles @Home ETF
Common Stocks(1)	$2,093,457	$—	$—	$2,093,457
Total Investments	$2,093,457	$—	$—	$2,093,457

(1)	Please see the Schedule of Investments for industry classifications.

Notes to Financial Statements (Continued)	June 30, 2022

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries, a portion of which may be reclaimable. The Funds may be subject to foreign taxes on capital gains on the sale of securities or foreign currency transactions. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

C. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash or foreign currency on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed U.S. federally insured limits. Amounts swept overnight are available on the next business day.

D. Restricted Securities and Illiquid Investments

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be classified as liquid by the Adviser (as defined in Note 3) under the Funds’ liquidity risk management program, as approved by the Board. Therefore, not all restricted securities are considered illiquid. To the extent that the Funds purchase securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

E. Short Sales

The Funds may engage in short sales against the box (i.e., where the Funds owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Funds sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Funds may also incur an interest expense if a security that has been sold short has an interest payment. When the Funds engages in a short sale, the Funds records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold.

F. Dividends and Distributions to Shareholders

The Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, and Emles @Home ETF each expect to declare and pay dividends from net investment income, if any, on a quarterly basis. Emles Real Estate Credit ETF expects to declare and pay dividends from net investment income, if any, on a monthly basis. Each Fund also makes distributions of net capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

Notes to Financial Statements (Continued)	June 30, 2022

The Funds may own shares of real estate investments trusts (“REITs”) and master limited partnerships (“MLPs”) which report information on the source of their distributions annually. Distributions received from investments in REITs or MLPs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost.

G. Derivative Instruments:

All open derivative positions at period end are reflected on each Fund’s Schedule of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.Options Contracts:

Purchased Options Contracts – A Fund pays a premium which is included in “Investments” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. A Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts – A Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that a Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. As of June 30, 2022, the Funds hold deposits at brokers for written options collateral, which is reported on the Statements of Assets and Liabilities.

The gross notional amount of purchased and written option contracts outstanding as of June 30, 2022, and the monthly average notional amount for these contracts for the year ended June 30, 2022, were as follows:

	Outstanding Notional Amount	Monthly Average Notional Amount
Purchased Option Contracts:
Emles Alpha Opportunities ETF	$6,396,000	$13,944,250

	Outstanding Notional Amount	Monthly Average Notional Amount
Written Option Contracts:
Emles Alpha Opportunities ETF	$(132,000)	$(5,378,375)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2022:

	Assets	Liabilities
Fund	Investments, at value for Purchased Options	Written Options, at Fair Value
Equity Risk Exposure:
Emles Alpha Opportunities ETF	$685,240	$(192)

Notes to Financial Statements (Continued)	June 30, 2022

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, as of June 30, 2022:

	Net Realized Gains/(Losses) From
Fund	Purchased Option	Written Options
Equity Risk Exposure:
Emles Alpha Opportunities ETF	$(5,233,636)	$808,918

	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Purchased Option	Written Options
Equity Risk Exposure:
Emles Alpha Opportunities ETF	$(633,936)	$1,609

(3) Borrowings and Other Financing Transactions

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. Citibank serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for non-US securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash held as collateral, less associated fees and expenses. Such income is reflected in Investment income from securities lending within the Statements of Operations. Cash collateral received is invested in a Citibank DDCA.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2022, if any, are shown on a gross basis within the Schedules of Investments and the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)	June 30, 2022

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 days	Between 30 & 90 days	Greater Than 90 days	Total
Emles Alpha Opportunities ETF
Common Stocks	$3,981,864	$—	$—	$—	$3,981,864
Total Borrowings	$3,981,864	$—	$—	$—	$3,981,864

Emles Luxury Goods ETF
Common Stocks	$116,795	$—	$—	$—	$116,795
Total Borrowings	$116,795	$—	$—	$—	$116,795

Emles Made in America ETF
Common Stocks	$47,548	$—	$—	$—	$47,548
Total Borrowings	$47,548	$—	$—	$—	$47,548

(4) Transactions with Affiliates and Other Service Providers

A. Investment Management Fees

Emles Advisors LLC serves as investment adviser to the Funds pursuant to a management agreement between the Trust and the Adviser (the “Management Agreement”). Under the Management Agreement, the Adviser is responsible for the overall management of each Fund. The Adviser provides an investment program for each Fund. The Adviser also provides proactive oversight of the buying and selling of securities for each Fund. In addition, the Adviser arranges for, and oversees, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate.

Each Fund pays the Adviser an annual unitary management fee, based on a percentage of each Fund’s average daily net assets, which is calculated daily and paid monthly.

Fund	Management Fee Rate
Emles Alpha Opportunities ETF	1.75%
Emles Federal Contractors ETF	0.60%
Emles Luxury Goods ETF	0.60%
Emles Made in America ETF	0.49%
Emles Real Estate Credit ETF	0.48%
Emles @Home ETF	0.49%

Pursuant to the Management Agreement on behalf of the Funds, the Adviser has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation, any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes);(vi) fees and expenses related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by the Adviser. The Adviser pays the compensation of the Independent Trustees out of its unitary fee.

Notes to Financial Statements (Continued)	June 30, 2022

B. Distribution Plan and Distribution Agreement

Foreside Financial Services, LLC, a Delaware limited liability company, is the principal underwriter and distributor of each Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of Fund Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds.

No payments from the Funds are currently planned under the Distribution and Service Plan. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

C. Other Service Providers

Administrator, Custodian, Fund Accountant and Transfer Agent

Citi Fund Services Ohio, Inc. serves as administrator and fund accountant for the Funds pursuant to a Services Agreement. Citibank, NA serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Principal Financial Officer and Chief Compliance Officer

Certain employees of PINE Advisor Solutions, LLC serve as officers of the Funds.

D. Other Related Parties

Certain officers and Trustees of the Trust are also employees of the Adviser.

(5) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions, short-term investments, and U.S. Government securities for the year ended June 30, 2022 were as follows:

	Purchases	Sales
Emles Alpha Opportunities ETF	$6,682,284	$31,173,827
Emles Federal Contractors ETF	1,088,810	1,347,814
Emles Luxury Goods ETF	4,414,642	4,553,534
Emles Made in America ETF	1,089,496	1,513,023
Emles Real Estate Credit ETF	1,065,548	7,341,554
Emles @Home ETF	3,062,682	3,286,066

Purchases and sales of in-kind transactions for the year ended June 30, 2022 were as follows:

	Purchases	Sales
Emles Alpha Opportunities ETF	$17,846,644	$14,406,542
Emles Federal Contractors ETF	3,479,387	5,675,161
Emles Luxury Goods ETF	7,110,883	2,381,548
Emles Made in America ETF	712,777	4,579,409
Emles Real Estate Credit ETF	—	—
Emles @Home ETF	—	3,424,835

Notes to Financial Statements (Continued)	June 30, 2022

(6) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of Shares or multiples thereof at NAV. Except when aggregated in Creation Units, Shares of each Fund are not redeemable. Transactions in Shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard transaction fee charge is $250 for Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Made in America ETF, and Emles @Home ETF. The standard transaction fee charge is $700 for Emles Luxury Goods ETF and $750 for Emles Real Estate Credit ETF.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

The Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits Authorized Participants to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the Authorized Participant and may be different for any given transaction, Business Day or Authorized Participant; however, in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s cash-in-lieu fees or reimburse Authorized Participants for all or a portion of the creation or redemption transaction fees.

(7) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

As of June 30, 2022, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Emles Alpha Opportunities ETF	$38,829,002	$7,086,062	$(7,451,541)	$(365,479)
Emles Federal Contractors ETF	3,277,021	123,990	(218,431)	(94,441)
Emles Luxury Goods ETF	7,387,898	—	(1,615,717)	(1,615,717)
Emles Made in America ETF	3,778,132	470,553	(282,898)	187,655
Emles Real Estate Credit ETF	4,829,970	—	(702,545)	(702,545)
Emles @Home ETF	2,568,053	24,096	(498,692)	(474,596)

Notes to Financial Statements (Continued)	June 30, 2022

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to wash sale activity and return of capital distributions from REIT securities and other investments.

The tax character of distributions paid during the year ended June 30, 2021 and June 30, 2022 were as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emles Alpha Opportunities ETF
2021	$—	$—	$—	$—
2022	5,709,405	4,146,737	9,856,142	9,856,142
Emles Federal Contractors ETF
2021	92,710	—	92,710	92,710
2022	280,245	—	280,245	280,245
Emles Luxury Goods ETF
2021	104	—	104	104
2022	266,146	—	266,146	266,146
Emles Made in America ETF
2021	107,571	—	107,571	107,571
2022	487,130	—	487,130	487,130
Emles Real Estate Credit ETF
2021	253,490	—	253,490	253,490
2022	119,383	—	119,383	119,383
Emles @Home ETF
2021	—	—	—	—
2022	155,745	—	155,745	155,745

As of June 30, 2022, the components of Distributable Earnings/(Loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)		Total Accumulated Earnings/ (Deficit)
Emles Alpha Opportunities ETF	$—	$112,928	$112,928	$(250,537)	$929,498	(a)	$791,889
Emles Federal Contractors ETF	—	—	—	(155,633)	(94,441)		(250,074)
Emles Luxury Goods ETF	—	—	—	(597,441)	(1,616,165	)(a)	(2,213,606)
Emles Made in America ETF	2,559	—	2,559	(836)	187,655		189,378
Emles Real Estate ETF	4,137	—	4,137	(75,923)	(702,545)		(774,331)
Emles @Home ETF	273	—	273	(666,881)	(474,596)		(1,141,204)

(a)	Figure differs from tax cost of securities table due to securities sold short, written options and foreign currency transactions not be included in tax basis appreciation/depreciation.

Notes to Financial Statements (Continued)	June 30, 2022

As of the year ended June 30, 2022, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. Emles Real Estate Credit ETF utilized CLCF of $57,323 to offset capital gains.

	Short Term Amount	Long Term Amount	Total
Emles Alpha Opportunities ETF	$—	$—	$—
Emles Federal Contractors ETF	127,246	28,387	155,633
Emles Luxury Goods ETF	—	—	—
Emles Made in America ETF	836	—	836
Emles Real Estate ETF	69,145	6,778	75,923
Emles @Home ETF	477,618	189,263	666,881

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the year ended June 30, 2022, the following Funds’ deferred losses are follows:

	Post-October Loss	Late Year Ordinary Loss Deferred	Total
Emles Alpha Opportunities ETF	$(218,609)	$(31,928)	$(250,537)
Emles Luxury Goods ETF	(597,441)	—	(597,441)

Permanent Tax Differences:

As of June 30, 2022, the following reclassifications relating primarily to redemptions in-kind and taxable over distributions have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable Earnings/(Loss)	Paid in Capital
Emles Alpha Opportunities ETF	$(8,394,116)	$8,394,116
Emles Federal Contractors ETF	(698,858)	698,858
Emles Luxury Goods ETF	58,061	(58,061)
Emles Made in America ETF	(643,011)	643,011
Emles Real Estate Credit ETF	—	—
Emles @Home ETF	(307,550)	307,550

(8) Investment Risks

As with any investment, you could lose all or part of your investment in the Funds and each Fund’s performance could trail that of other investments. The Funds are subject to the principal risks noted below, any of which may adversely aﬀect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks for each Fund is included in the Prospectus.

Active Trading Market Risk. Although each Fund’s Shares are listed on the Exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect each Fund’s investments more than the market as a whole, to the extent that a Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Notes to Financial Statements (Continued)	June 30, 2022

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The market price of each Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of each Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker dealers and large institutional investors that have entered into participation agreements (unlike Shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained.

Index-Related Risk.1 There is no guarantee that the Funds’ investment results will have a high degree of correlation to those of its Index or that a Fund will achieve its investment objectives. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Indexing Strategy/Index Tracking Risk.1 The Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the applicable Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. Errors in Index data, Index computations or the construction of the applicable Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. The structure and composition of an Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund that tracks the Index. When there are changes made to the component securities of an Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in its Index. The Funds also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of each Index (i.e., achieve a high degree of correlation with the Index), the corresponding Fund’s return may not match the return of the Index. The Funds incur a number of operating expenses not applicable to an Index, and incur costs in buying and selling securities. In addition, the Funds may not be fully invested at times, generally as a result of cash flows into or out of the Funds or reserves of cash held by the Funds to meet redemptions. The Adviser may attempt to replicate Index returns by investing in fewer than all of the securities in an Index, or in some securities not included in an Index, potentially increasing the risk of divergence between each Fund’s return and that of its Index.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in each Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate change related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

[1]	These risk factors apply only to Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Real Estate ETF, and Emles @Home ETF.

Notes to Financial Statements (Concluded)	June 30, 2022

Non-Diversification Risk. Each Fund is classified as “non-diversified” under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of their assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Although the Shares of the Funds are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, each Fund’s Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged. Each Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

(9) Uncertainty

Due to current level of net assets at year end and the lack of creations and growth during the year, management and the Board are considering strategic alternatives for the Funds.

(10) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2022.

Report of Independent Registered Public Accounting Firm	June 30, 2022

To the Shareholders of Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Real Estate Credit ETF, Emles @Home ETF and Board of Trustees of Emles Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emles Trust comprising the funds listed below (the “Funds”) as of June 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Emles Federal Contractors ETF, Emles Made in America ETF, Emles Real Estate Credit ETF, and Emles @Home ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from October 14, 2020 (commencement of operations) through June 30, 2021

Emles Luxury Goods ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from November 24, 2020 (commencement of operations) through June 30, 2021

Emles Alpha Opportunities ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and for the period from June 9, 2021 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2022

Board of Trustees and Trust Officers (Unaudited)

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Each Trustee’s mailing address is c/o Emles Advisors LLC, 437 Madison Avenue, 17th Floor, New York, NY 10022. The Funds’ Statement of Additional Information includes additional information about each Trustee, and is available, without charge at www.emles.com, and upon request, by calling (833) 673-2661.

Independent Trustees
Name and Year of Birth	Positions Held and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Albert Bellas Year: 1942	Trustee, Since July 2020	Senior Managing Director, Klingenstein Fields Advisors LLC (2019 to Present); Founder and Managing Director, The Solaris Group LLC (2004 to 2019)	6	None.

Peter Lebovitz Year: 1955	Trustee, Since July 2020	Managing Director, Harkness Partners (Consulting) (2010 to Present)	6	Artisan Partners Funds (since 2014); Weiss Strategic Interval Fund (2017 to 2020).

Wendy Wachtell Year: 1961	Trustee, Since July 2020	President, Joseph Drown Foundation (1988 to Present); Vice Chair, Harvard-Westlake School (2005 to Present); Co-Chair, The Rape Foundation (2012 to Present); President, Los Angeles Premier Water Polo Club (2012 to Present); President, Princeton Men’s Water Polo (2013 to Present)	6	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	The Fund Complex includes all Funds within the Trust.

Board of Trustees and Trust Officers (Unaudited) (Continued)

Interested Trustees and Officers
Name and Year of Birth	Positions Held and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Gabriel Hammond(3) Year: 1979	Trustee, President and Chief Executive Officer, Since July 2020	Chief Executive Officer, Emles Advisors (2018 to Present); Chief Executive Officer, Broad Green Pictures (2015 to 2018); Founder, Alerian (2004 to 2018)	6	None.

Davendra Saxena Year: 1979	Secretary, Since July 2020	Chief Financial Officer, Emles Advisors (2018 to Present); Chief Financial Officer, Hammond Beverage Group (2019 to Present); Trustee, Yleana Arce Foundation (2018 to Present); Chief Financial Officer, Alerian (2015 to 2018); Chief Financial Officer, Broad Green Pictures (2015 to 2018); Executive Board Member, Pratham USA, LA Chapter (Charitable Non-Profit) (2015 to Present)	N/A	N/A

Peter Sattelmair Year: 1977	Treasurer, Chief Financial Officer and Chief Accounting Officer, Since November 2021	Director of CFO Services, PINE Advisor Solutions (2021 to Present); Director of Fund Administration and Operations, Transamerica Asset Management (2014-2021)	N/A	N/A

Marcie McVeigh Year: 1979	Assistant Treasurer, Since July 2020	Director of CFO Services, PINE Advisor Solutions (2020 to Present); Previously, Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018)	N/A	N/A

J.B. Blue Year: 1977	Chief Compliance Officer, Since July 2020	Managing Partner, PINE Advisor Solutions (2020 to Present); SVP, Director of Operations, CCO, 361 Capital LLC (2010 to 2018)	N/A	N/A

Tim Darcy Year: 1977	Vice President, Since September 2020	Head of ETF Operations, Chief Compliance Officer, Emles Advisors LLC (2020 to Present); Senior ETF Capital Markets Strategist, Invesco US (2019 to 2020); AVP Capital Markets, Beta Solutions, OppenheimerFunds (2017 to 2019); ETF Services Manager, WisdomTree Asset Management (2014 – 2017)	N/A	N/A

(1)	Each Trustee and officer serves until resignation or removal from the Board.
(2)	The Fund Complex includes all Funds within the Trust.
(3)	Gabriel Hammond is an interested Trustee because he is the founder and Chief Executive Officer of Emles Advisors, LLC, the adviser to the Funds.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling (833) 673-2661.

Additional Information (Unaudited)	June 30, 2022

Additional Federal Income Tax Information

During the fiscal year ended June 30, 2022, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Emles Alpha Opportunities ETF	$5,678,951
Emles Federal Contractors ETF	256,790
Emles Luxury Goods ETF	158,675
Emles Made in America ETF	422,489
Emles Real Estate Credit ETF	—
Emles @Home ETF	149,472

During the fiscal year ended June 30, 2022, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Emles Alpha Opportunities ETF	13.07%
Emles Federal Contractors ETF	37.66%
Emles Luxury Goods ETF	6.96%
Emles Made in America ETF	35.85%
Emles Real Estate Credit ETF	—%
Emles @Home ETF	20.09%

For the fiscal year ended June 30, 2022, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

During the fiscal year ended June 30, 2022, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
Emles Alpha Opportunities ETF	14.31%
Emles Federal Contractors ETF	37.29%
Emles Luxury Goods ETF	55.57%
Emles Made in America ETF	35.76%
Emles Real Estate Credit ETF	—%
Emles @Home ETF	19.79%

Additional Information (Unaudited) (Continued)	June 30, 2022

During the fiscal year ended June 30, 2022, the following Funds designated the maximum amount allowable as interest-related income:

Qualified Interest Income
Emles Alpha Opportunities ETF	—%
Emles Federal Contractors ETF	—%
Emles Luxury Goods ETF	—%
Emles Made in America ETF	—%
Emles Real Estate Credit ETF	100.00%
Emles @Home ETF	—%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2022, are as follows:

	Foreign Source Income Per Share	Foreign Tax Expense Per Share
Emles Alpha Opportunities ETF	$—	$—
Emles Federal Contractors ETF	—	—
Emles Luxury Goods ETF	0.52	0.04
Emles Made in America ETF	—	—
Emles Real Estate Credit ETF	—	—
Emles @Home ETF	—	—

Premium/Discount Information

The Funds’ website at www.emles.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Liquidity Risk Management

Emles Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trust’s Board of Trustees (the “Board”) has designated Emles Advisors LLC, the investment adviser (the “Adviser”) to the Trust’s series (each a “Fund”), as the liquidity program administrator (“LPA”) of the Program. Personnel of the Adviser and officers of the Trust conduct the day-to-day operation of the Program pursuant to the Trust’s policies and procedures.

Under the Program, the LPA manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The LPA’s process for determining the degree of liquidity of each Fund’s investments is supported by a third-party liquidity assessment vendor.

On a quarterly basis, the Board reviews reports prepared by the LPA regarding the results of the Program and LPA’s evaluations. These reports include, among other information, the LPA’s evaluation of each Fund’s investment strategy and the liquidity of its portfolio investments including the Fund’s objective, portfolio composition, portfolio concentration and known or identifiable risks to liquidity. The report also includes information about the Program management and operations.

There have been no material changes to the Program since the Trust’s commencement of operations. No significant liquidity events impacting any Fund have been noted. In addition, the LPA has provided its assessment that the Program is adequately designed and had been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

Additional Information (Unaudited) (Continued)	June 30, 2022

Portfolio Holdings

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Fund at (833) 673-2661, free of charge.

Proxy Voting

The Trust’s proxy voting policies, procedures and voting records relating to common stock securities in each Fund’s investment portfolio are available without charge, upon request, by calling the Trust’s toll-free telephone number (833) 673-2661. The Trust will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery.

Each Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling (833) 673-2661, or referring to the SEC’s website at www.sec.gov.

Privacy Notice

FACTS	WHAT DOES EMLES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number	●	Purchase History
	●	Assets	●	Account Balances
	●	Checking Account Information	●	Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Emles Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Emles Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at (833) 673-2661.

Privacy Notice (Continued)

Who are we	Page 2
Who is providing this notice?	Emles Trust

What we do
How does Emles Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Emles Trust collect my personal information?	We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to
	●	Name, phone number, social security number, assets, income, and date of birth; and
	●	Account number, balance, payments, parties to transactions, or cost basis information
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Emles Trust does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Emles Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Emles Trust doesn’t jointly market.

www.emles.com

INVESTMENT ADVISER

Emles Advisors LLC

101 Greenwich Street, Suite 8C

New York, NY 10006

www.emles.com

Phone: (833) 673-2661

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

CUSTODIAN & TRANSFER AGENT

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

FUND ACCOUNTANT AND FUND ADMINISTRATOR

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

DISTRIBUTOR

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

BOARD OF TRUSTEES

Gabriel Hammond

Albert Bellas

Peter Lebovitz

Wendy Wachtell

OFFICERS

Gabriel Hammond, Chief Executive Officer

Tim Darcy, Vice President

Davendra Saxena, Secretary

Peter Sattelmair, Treasurer, Chief Financial Officer and Chief Accounting Officer

J.B. Blue, Chief Compliance Officer

Marcie McVeigh, Assistant Treasurer

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	$89,000
(b) Audit-Related Fees	$0
(c) Tax Fees*	$24,000
(d) All Other Fees	$0

* Related to the review of the registrant's tax returns.

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Emles Trust

By (Signature and Title)	/s/ Gabriel Hammond
Gabriel Hammond, President (Principal Executive Officer)

Date	9/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gabriel Hammond
Gabriel Hammond, President (Principal Executive Officer)

Date	9/6/2022

By (Signature and Title)	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer (Principal Financial Officer)

Date	9/6/2022